American Skandia Trust
For the period ended 6/30/06
File number 811-5186
SUB-ITEM 77D
Policies with respect to Security Investments


AMERICAN SKANDIA TRUST
____________

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
____________

INFORMATION STATEMENT
JUNE 17, 2006
To The Contract Owners:
At a regular meeting of the Board of Trustees of American Skandia Trust (AST or the Trust) on December 1, 2005, the Trustees approved changing the name of the AST Goldman Sachs High Yield Portfolio to the AST High Yield Portfolio and approved new subadvisory agreements for the following portfolios of the Trust (each a Portfolio, and together, the Portfolios):


AST High Yield Portfolio (formerly AST Goldman Sachs High Yield Portfolio)


AST Large Cap Value Portfolio (formerly Hotchkis & Wiley Large-Cap Value Portfolio)


AST Small-Cap Value Portfolio
Prudential Investments LLC (PI) and American Skandia Investment Services (ASISI and, together with PI, the Portfolios' Managers) have entered into subadvisory agreements with new subadvisers, each of which will join the current subadvisers as a subadviser for the respective Portfolio, as follows:

Fund
New Subadviser
Current Subadviser
AST High Yield
Portfolio (formerly
AST Goldman Sachs
High Yield Portfolio)
 Pacific Investment
Management Company LLC
(PIMCO)
 Goldman Sachs
Asset Management
L.P. (GSAM)
AST Large Cap Value
Portfolio
 Dreman Value
Management LLC
(Dreman)
 Hotchkis &
Wiley Capital
Management, LLC
(Hotchkis & Wiley)
 J.P. Morgan
Investment
Management, Inc.
(J.P. Morgan)
AST Small Cap Value
Portfolio
 Dreman
 J.P. Morgan
 Lee Munder
Investments Ltd.
(Lee Munder)
 Integrity Asset
Management
(Integrity)
 Salomon
Brothers Asset
Management, Inc.
(SaBAM)






This information statement describes the circumstances surrounding the Trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI and ASISI will continue as your Portfolio's investment Managers. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.
By order of the Board,
Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY


2





AMERICAN SKANDIA TRUST
____________

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
____________

INFORMATION STATEMENT
JUNE 17, 2006
This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST High Yield Portfolio (formerly, the AST Goldman Sachs High Yield Portfolio), AST Large Cap Value Portfolio (formerly AST Hotchkis & Wiley Large Cap Value Portfolio) and AST Small Cap Value Portfolio (together, the Portfolios), each a series of American Skandia Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits each Portfolio's investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.
AST is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.
AST's Trustees are collectively referred to herein as the "Board," "Board Members," or "Trustees." AST's principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.
AST is providing this information statement to contract owners investing in one or more of the Portfolios as of May 26, 2006. This information statement relates to the approval by the Board of new subadvisory agreements (the Subadvisory Agreements) dated as of March 20, 2006, between Prudential Investments LLC (PI), American Skandia Investment Services (ASISI and, together with PI, the Managers) and each new subadviser with respect to the applicable Portfolio. Copies of the Subadvisory Agreement is attached hereto as Exhibit A. The new subadvisers and the current subadvisers, as applicable, for each Portfolio are described as follows:



AST High Yield Portfolio: The Board approved both changing the name of the AST Goldman Sachs High Yield portfolio to AST High Yield Portfolio and a new subadvisory agreement dated as of March 20, 2006, among PI, ASISI and Pacific Investment Management Company LLC (PIMCO) with respect to the AST High Yield Portfolio. PIMCO will join Goldman Sachs Asset Management, L.P.
(GSAM) as a subadviser to the Portfolio. The subadvisory agreement with GSAM was last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 8, 2005.



AST Large Cap Value Portfolio: The Board approved a new subadvisory agreement dated as of March 20, 2006, among PI, ASISI and Dreman Value Asset Management LLC (Dreman) with respect to the AST Large Cap Value Portfolio. Dreman will join Hotchkis & Wiley Capital Management, LLC (Hotchkis & Wiley) and J.P. Morgan Investment Management, Inc. (J.P. Morgan) as a subadviser of the Fund. The subadvisory agreements with Hotchkis & Wiley and J.P. Morgan were each last approved by the Trustees, including the Independent Trustees, on June 8, 2005.


3






AST Small Cap Value Portfolio : The Board approved a new subadvisory agreement dated as of March 20, 2006, among PI, ASISI and Dreman with respect to the AST Small Cap Value Portfolio. Dreman will join J.P.
Morgan, Lee Munder Investments Ltd. (Lee Munder), Integrity Asset
Management (Integrity) and Salomon Brothers Asset Management, Inc. (SaBAM) as subadvisers of the Fund. The subadvisory agreements with J.P. Morgan, Lee Munder, Integrity and SaBAM were each last approved by the Trustees, including the Independent Trustees, on June 8, 2005.
The Portfolios will pay for the costs associated with preparing and distributing this information statement to their respective contract owners. This information statement will be mailed on or about June 17, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY


4




The Managers
PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and ASISI, One Corporate Drive, Shelton, Connecticut 06484, serve as Managers of the Trust under a management agreement dated as of May 1, 2003. PI and ASISI are both wholly-owned subsidiaries of PIFM Holdco, Inc ., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102-4077. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $94.9 billion. Information concerning the Trust's current management arrangements and the officers of the Trust can be found in Exhibit B.
The Administrator and Transfer Agent
The Trust's administrator and transfer agent is PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809. Information concerning PFPC, Inc. can be found in Exhibit B.
The Principal Underwriters
Prudential Investment Management Services LLC (PIMS) and American Skandia Marketing, Inc. (ASM), wholly owned subsidiaries of Prudential Financial, Inc. act as the principal underwriters of the Trust. PIMS' and ASM's principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Information concerning the Trust's current distribution arrangements can be found in Exhibit B.
Annual and Semi-Annual Reports
Each Portfolio's annual and semi annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).
Shareholder Information
Information on share ownership of each Portfolio is set forth in Exhibit D.
NEW SUBADVISORY AGREEMENTS
At the December 1, 2005 meeting, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by the Managers to add PIMCO as a subadviser to the AST High Yield Portfolio and Dreman as a subadviser to the AST Large Cap Value Portfolio and AST Small Cap Value Portfolio.
The Trustees decided to appoint PIMCO as a subadviser to the AST High Yield Portfolio after the Managers had informed the Board that they expected that the addition of PIMCO would permit greater flexibility in managing the Portfolio's historically high cash flows while remaining consistent with the Portfolio's investment strategies. Consequently, the Managers recommended both that the Board approve a Subadvisory Agreement with PIMCO, and that the Portfolio's assets be reallocated between PIMCO and GSAM.
The Trustees decided to appoint Dreman to subadvise AST Large Cap Value Portfolio and the AST Small Cap Value Portfolio after the current subadvisers for these Portfolios informed the Managers that they were approaching the maximum level of assets that they could efficiently manage under current market conditions. Consequently, the Managers

5



recommended both that the Board approve a Subadvisory Agreement with Dreman, and that each Portfolio's assets be reallocated among each Portfolio's existing subadvisers and Dreman.
The terms and conditions of each Subadvisory Agreement are substantially similar to those of any existing subadvisory agreements with each of GSAM, Hotchkis & Wiley, J.P. Morgan, Lee Munder, Integrity and SaBAM , as applicable, except that the fee rate to be charged by PIMCO and Dreman under the new Subadvisory Agreements differs from the fee rates charged by the current subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for the fees paid to other subadvisers. The Managers, not the Portfolios, pay the advisory fee to PIMCO and Dreman. Therefore, the addition of a new Subadviser does not result in any change in advisory fees paid by each Portfolio. A copy of each Subadvisory Agreement is attached as Exhibit A to this Information Statement.
Under the respective Subadvisory Agreement, PIMCO and Dreman each render investment advice to the applicable Portfolio in accordance with the investment objective and policies of the Portfolio as established by its Board, and also make investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio's Managers.
Under the multi-manager structure, the Managers determine and allocate a portion of each Portfolio's assets to each of the Subadvisers. Consistent with the overall investment strategy of the Portfolio, the Managers periodically rebalance daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the Subadvisers. In addition, the Managers periodically reallocate assets among the Subadvisers. The Managers review the allocations periodically, and may be altered or adjusted the allocations without prior notice.
By using two or more Subadvisers for each Portfolio, and by periodically rebalancing or reallocating the Portfolio's assets among the Subadvisers, the Managers seek long term benefits from a balance of different investment disciplines. The Managers believe that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolios and help reduce volatility. In addition, the use of several Subadvisers may help to protect the Portfolios from capacity risk (a Subadviser's determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the Subadviser).
Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.
Information Concerning PIMCO
Pacific Investment Management Company LLC (PIMCO) is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets.
PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly

6



owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company.

PIMCO is currently a subadviser to other funds in the AST family of funds. Exhibit C contains information about the other mutual funds managed by PIMCO with investment objectives and strategies similar to those of the Fund. Exhibit C also lists the principal executive officers and directors of PIMCO.

Information Concerning Dreman
Dreman Value Management LLC (Dreman), a Delaware limited liability company, located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO, 81611, is a boutique investment advisor with 33 employees. Dreman was founded by David N. Dreman, who serves as Dreman's Chairman and Chief Investment Officer. Dreman has $14.5 billion in assets under management as of December 31, 2005 and is supported by 14 investment professionals. Dreman is a registered investment advisor with the U.S. Securities and Exchange Commission. The firm is wholly owned by its senior management team and their family entities. David Dreman is the majority owner with approximately 87% of the stock while the other senior executives own in aggregate approximately 13%. Exhibit C contains information about the other mutual funds managed by Dreman with investment objectives and strategies similar to those of the Portfolios. Exhibit C also lists the principal executive officers and directors of Dreman.
Board Consideration of Subadvisory Agreements:
AST High Yield Portfolio

At a regular in-person meeting of the Board held on December 1, 2005, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the Subadvisory Agreements was in the best interests of the Portfolio and its investors. Before approving the new Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding PIMCO and received formal presentations from the Managers at their December 1, 2005 meeting. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from PIMCO participated in the discussions with the Board at the meeting.

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by GSAM under the current subadvisory agreement and those that would be provided to the Portfolio by PIMCO under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that GSAM and PIMCO were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of PIMCO's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to PIMCO's organizational structure, senior management, investment operations, and other relevant information pertaining to PIMCO. The Board noted that it received a favorable compliance reports from the Portfolio's Chief Compliance Officer (CCO) as to PIMCO.
The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by PIMCO and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by PIMCO under the new subadvisory agreements should equal the quality of similar services provided by GSAM under the existing subadvisory agreement.

7




Performance of Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that for the one-year, three-year and five-year time periods ending December 31, 2004 the Portfolio's returns underperformed the median of the group of funds that was most similar to the Portfolio (the Peer Group), as well as the appropriate benchmarks. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board also noted, however, that GSAM assumed responsibility for managing the Portfolio's assets in March 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to GSAM.
The Board received and considered information regarding the performance of other investment companies managed by PIMCO utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that PIMCO had generally outperformed the various benchmarks over various time periods. Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by the Managers to PIMCO under the proposed new subadvisory agreement, which called for a fee rate of 0.25% of the portion of the Portfolio's average daily net assets advised by PIMCO. The Board also considered, among other things, the average management fees payable to PIMCO and the approximate net assets of other funds for which PIMCO acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolio. See Exhibit C for fee and asset information related to these comparable funds. The Board also noted that the Managers pay the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Managers. As a result of the above considerations, the Board concluded that PIMCO's proposed subadvisory fee rate under the new subadvisory agreement was reasonable.
Subadviser's Profitability. Because the engagement of PIMCO is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.
Economies of Scale. The Board noted that the management fee and the proposed subadvisory fee schedule for the Portfolio did not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio's assets to be managed by PIMCO, the Board concluded that the absence of breakpoints in the Portfolio's fee schedule is acceptable at this time.
Other Benefits to the Subadviser or its Affiliates From Serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by PIMCO and its affiliates as a result of PIMCO's relationship with the Portfolio. The Board concluded that any potential benefits to be derived by PIMCO included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.
AST Large Cap Value Portfolio and AST Small Cap Value Portfolio
At a regular in-person meeting of the Board held on December 1, 2005, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the Subadvisory Agreements was in the best interests of the Portfolios and their investors. Before approving the new Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Dreman and received formal presentations from the Managers at their December 1, 2005 meeting. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from Dreman participated in the discussions with the Board at the meeting.
Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolios by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolios by Dreman under the new subadvisory agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that the existing subadvisers and Dreman

8



were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of Dreman's portfolio management team. The Board met in person with representatives of Dreman and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios. The Board was also provided with information pertaining to Dreman's organizational structure, senior management, investment operations, and other relevant information pertaining to Dreman. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (CCO) as to Dreman. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by Dreman and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Dreman under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.
Performance of the Portfolios. With respect to the Large-Cap Value Portfolio, the Board received and considered information about the Portfolio's historical performance, noting that for the one-year period ending December 31, 2004, the Portfolio's returns outperformed the Peer Group, as well as the appropriate benchmark, but underperformed the same for the three-year and five-year time periods ending December 31, 2004. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that Hotchkis & Wiley assumed responsibility for managing the Portfolio's assets in May 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to Hotchkis & Wiley.
With respect to the Small-Cap Value Portfolio, the Board noted that for the one-year, three-year and five-year time periods ending December 31, 2004, the Portfolio's returns underperformed the Peer Group, as well as the appropriate benchmarks. The Board noted that the existing subadvisers assumed responsibility for managing the Portfolio's assets in November 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to the existing subadvisers.
The Board received and considered information regarding the performance of other investment companies managed by Dreman utilizing an investment style and strategy similar to that proposed for the Portfolios, noting that Dreman had generally outperformed the various benchmarks over the same time period. Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by the Managers to Dreman under the proposed new subadvisory agreements, which called for a fee rate of 0.30% of average daily net assets to $250 million; 0.25% of average daily net assets from $250 million to $500 million; and 0.20% of average daily net assets over $500 million. The Board also considered, among other things, the average management fees payable to Dreman and the approximate net assets of other funds for which Dreman acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolios. Exhibit C contains fee and asset information related to these comparable funds. The Board also noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Managers. As a result of the above considerations, the Board concluded that Dreman's proposed subadvisory fee rate under the new subadvisory agreements was reasonable.
Subadviser's Profitability. Because the engagement of Dreman is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.
Economies of Scale. The Board considered information about the potential of PI and Dreman to experience economies of scale as each Portfolio grows in size.

9




The Board noted that PI's advisory fee rate and Dreman's proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential for shareholders to share in potential economies of scale as each Portfolio grows.
Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Dreman and its affiliates as a result of Dreman's relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Dreman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.
Terms of the Subadvisory Agreements
The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements attached as Exhibit A to this information statement.


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Under each Subadvisory Agreement, the subadviser is compensated by the Managers
(and not the Portfolio) for the portion of assets it manages at the following annual rates:

Portfolio
Subadvisers
Fee Rate
AST High Yield Portfolio
PIMCO
0.25% of average daily
net assets
AST Large-Cap Value
Portfolio
Dreman
0.30% of average daily
net assets to $250
million and 0.25% of
average daily net assets
from $250 million to $500
million; and 0.20% of
average daily net assets
over $500 million
AST Small-Cap Value
Portfolio
Dreman
0.40% of average daily
net assets to $200
million; and 0.35% if
average daily net assets
from $200 million to $500
million; and 0.30% of
average daily net assets
over $500 million.
Each Subadvisory Agreement provides that, subject to the supervision of the Managers and the Board of Trustees, each new Subadviser is responsible for managing the investment operations of a portion of the assets of the applicable Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the new Subadviser will provide the Managers with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.
Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that
(1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.
Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the new Subadvisers will not be liable for any act or omission in connection with their activities as subadvisers to the Portfolios.
Shareholder Proposals
As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy

11



statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.
Deborah A. Docs
Secretary
Dated: June 17, 2006

12




EXHIBIT A
American Skandia Trust
AST High Yield Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 20 th day of March, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Pacific Investment Management Company LLC (PIMCO or the Subadviser), a Delaware limited liability company.
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Fund; and
WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund's investment objectives, policies as the Co-Managers shall direct and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), as delivered from time to time by the Co-Managers and subject to the following understandings:
(i) The Subadviser shall provide investment advisory services for such portion of the Fund's portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained, sold, or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers a reasonable time prior to the implementation thereof (the Fund Documents), comply with the written instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers' (or their designees) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and all other applicable federal and state laws and regulations, including securities law. In addition, Subadviser agrees to use its best efforts to enable the Fund to comply with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") relating to diversification requirements for variable annuity, endowment, or life insurance contracts and further agrees to use its best efforts to enable the Fund to comply with any other provision of the Code if specifically instructed to do so by the Co-Managers in a writing setting forth the specific investment guideline amendment based on such Code provision and agreed to by the Subadviser. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.
(iii) The Subadviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures

A-1



commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund's policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage and/or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser (or the Co-Managers) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security, commodity, or other asset to be in the best interest of the Fund as well as other clients of the Subadviser or clients of affiliates of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities, or other assets to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and best execution. In such event, allocation of the securities, commodities, or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees responsible for management of the Fund for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.
(v) The Subadviser shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.
(vi) If the Custodian enters into securities lending transactions that are initiated by the Co-Managers, the Co-Managers or the Custodian shall be responsible for ensuring that the securities or other assets in the Fund are available for sale at all times. The Subadviser shall not be liable for any loss resulting from the sale by the Subadviser of a security that is not available in the Fund for settlement as a result of such securities lending transactions that are initiated by the Co-Managers. Subject to the Subadviser's applicable standard of care as set forth herein, to the extent that the Subadviser initiates any securities lending transactions, the Subadviser shall be responsible for ensuring that the securities involved in such transactions are available to settle any trades initiated by the Subadviser.
(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser's responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agents, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

A-2




(viii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a "manager-of-managers" style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(ix) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.
(x) The Subadviser has delivered to the Co-Managers a copy of Subadviser's Form ADV, Part II, as filed with the Securities and Exchange Commission (the Commission) and a copy of its Disclosure Document dated March 1, 2006, on file with the Commodity Futures Trading Commission. The Co-Managers hereby acknowledge receipt of such documents.
(b) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any such books and records in the Subadviser's possession. These books and records shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures reasonably designed to prevent violation of federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.
(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.
(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.
(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio and shall report its proxy voting record to the Co-Managers as reasonably requested by the Co-Managers to permit the Fund to comply with the requirements of Form N-PX.
(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued. Notwithstanding the foregoing, the Co-Managers acknowledge and agree that the Subadviser is not a pricing vendor for the Fund and does

A-3



not have responsibility for determining the price of any security, commodity, or other asset in the calculating the Fund's net asset value per share.
(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if, to the Subadviser's knowledge, any information in the Prospectus is (or will become) inaccurate or incomplete.
(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.
(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).
3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.
4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Such fee shall be a joint and several liability of the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
5.(a). The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, including losses resulting from the Subadviser's acts or omissions taken in reliance upon inconsistent instructions given to the Subadviser by the Co-Managers, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement , provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of

A-4



the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
6. Subject to the right of each of the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public, personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Co-Managers shall promptly notify the Subadviser of the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.
8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 840 Newport Center Drive, Newport Beach, California 92660, Attention to the Chief Legal Officer, Copy to Stephen Beaumont, Executive Vice President.
9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.
11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

A-5




12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
13. This Agreement shall be governed by the laws of the State of New York.
14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

A-6




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By:
________________________
______
Name
:
________________________
______
Titl
e:
________________________
______

AMERICAN SKANDIA INVESTMENT SERVICES, INC.
By:
________________________
______
Name
:
________________________
______
Titl
e:
________________________
______


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
____________________________
__
Name
:
________
Titl
e:
____________________________
__


A-7




SCHEDULE A
American Skandia Trust

As compensation for services provided by Pacific Investment Management Company LLC (PIMCO), Prudential Investments LLC and American Skandia Investment Services, Inc. will pay PIMCO a fee on the net assets managed by PIMCO that is equal, on an annualized basis, to the following:

Fund Name
Advisory Fee

AST High Yield Portfolio
0.25% of average daily net assets







Dated as of March 20, 2006.


A-8




AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 20 th day of March, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Dreman Value Management LLC (Dreman or the Subadviser).
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Fund; and
WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund's investment objectives, policies as the Co-Managers shall direct and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), as delivered from time to time by the Co-Managers and subject to the following understandings:
(i) The Subadviser shall provide investment advisory services for such portion of the Fund's portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained, sold, or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers a reasonable time prior to the implementation thereof (the Fund Documents), comply with the written instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers' (or their designees) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and all other applicable federal and state laws and regulations, including securities law. In addition, Subadviser agrees to use its best efforts to enable the Fund to comply with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") relating to diversification requirements for variable annuity, endowment, or life insurance contracts and further agrees to use its best efforts to enable the Fund to comply with any other provision of the Code if specifically instructed to do so by the Co-Managers in a writing setting forth the specific investment guideline amendment based on such Code provision and agreed to by the Subadviser. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.
(iii) The Subadviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund's policy with respect to brokerage as set forth in the Fund's Prospectus or as the

A-9



Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage and/or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser (or the Co-Managers) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security, commodity, or other asset to be in the best interest of the Fund as well as other clients of the Subadviser or clients of affiliates of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities, or other assets to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and best execution. In such event, allocation of the securities, commodities, or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees responsible for management of the Fund for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.
(v) The Subadviser shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.
(vi) If the Custodian enters into securities lending transactions that are initiated by the Co-Managers, the Co-Managers or the Custodian shall be responsible for ensuring that the securities or other assets in the Fund are available for sale at all times. The Subadviser shall not be liable for any loss resulting from the sale by the Subadviser of a security that is not available in the Fund for settlement as a result of such securities lending transactions that are initiated by the Co-Managers. Subject to the Subadviser's applicable standard of care as set forth herein, to the extent that the Subadviser initiates any securities lending transactions, the Subadviser shall be responsible for ensuring that the securities involved in such transactions are available to settle any trades initiated by the Subadviser.
(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser's responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agents, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

A-10




(viii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a "manager-of-managers" style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(ix) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.
(x) The Subadviser has delivered to the Co-Managers a copy of Subadviser's Form ADV, Part II, as filed with the Securities and Exchange Commission (the Commission) and a copy of its Disclosure Document dated March 1, 2006, on file with the Commodity Futures Trading Commission. The Co-Managers hereby acknowledge receipt of such documents.
(b) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any such books and records in the Subadviser's possession. These books and records shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures reasonably designed to prevent violation of federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.
(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.
(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.
(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio and shall report its proxy voting record to the Co-Managers as reasonably requested by the Co-Managers to permit the Fund to comply with the requirements of Form N-PX.
(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued. Notwithstanding the foregoing, the Co-Managers acknowledge and agree that the Subadviser is not a pricing vendor for the Fund and does

A-11



not have responsibility for determining the price of any security, commodity, or other asset in the calculating the Fund's net asset value per share.
(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if, to the Subadviser's knowledge, any information in the Prospectus is (or will become) inaccurate or incomplete.
(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.
(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).
3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.
4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Such fee shall be a joint and several liability of the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
5.(a). The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, including losses resulting from the Subadviser's acts or omissions taken in reliance upon inconsistent instructions given to the Subadviser by the Co-Managers, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement , provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of

A-12



the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
6. Subject to the right of each of the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public, personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Co-Managers shall promptly notify the Subadviser of the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.
8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 840 Newport Center Drive, Newport Beach, California 92660, Attention to the Chief Legal Officer, Copy to Stephen Beaumont, Executive Vice President.
9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.
11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

A-13




12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
13. This Agreement shall be governed by the laws of the State of New York.
14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

A-14




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By:
__________________________
___

Name:
______________________
_______
Titl
e:
_____________________________
_







AMERICAN SKANDIA INVESTMENT SERVICES, INC.
By:
________________________
______
Name
:
________________________
______
Titl
e:
________________________
______


DREMAN VALUE MANAGEMENT LLC

By:
            ______________
________

Name
:
__________________________
___

Titl
e:
___________________________
___









A-15






SCHEDULE A
AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

As compensation for services provided by Dreman Value Management LLC (Dreman), Prudential Investments LLC and American Skandia Investment Services, Inc. will pay Dreman an advisory fee on the net assets managed by Dreman. that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Small-Cap Value Portfolio
0.40% of average daily net assets
to $200 million; 0.35% of average
daily net assets from $200 million
to $500 million; and 0.30% of
average daily net assets over $500
million




Dated as of March 20, 2006.



A-16




AMERICAN SKANDIA TRUST

AST Large-Cap Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 20 th day of March, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Dreman Value Management LLC (Dreman or the Subadviser).
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Fund; and
WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund's investment objectives, policies as the Co-Managers shall direct and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), as delivered from time to time by the Co-Managers and subject to the following understandings:
(i) The Subadviser shall provide investment advisory services for such portion of the Fund's portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained, sold, or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers a reasonable time prior to the implementation thereof (the Fund Documents), comply with the written instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers' (or their designees) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and all other applicable federal and state laws and regulations, including securities law. In addition, Subadviser agrees to use its best efforts to enable the Fund to comply with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") relating to diversification requirements for variable annuity, endowment, or life insurance contracts and further agrees to use its best efforts to enable the Fund to comply with any other provision of the Code if specifically instructed to do so by the Co-Managers in a writing setting forth the specific investment guideline amendment based on such Code provision and agreed to by the Subadviser. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.
(iii) The Subadviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures

A-17



commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund's policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage and/or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser (or the Co-Managers) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security, commodity, or other asset to be in the best interest of the Fund as well as other clients of the Subadviser or clients of affiliates of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities, or other assets to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and best execution. In such event, allocation of the securities, commodities, or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees responsible for management of the Fund for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.
(v) The Subadviser shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.
(vi) If the Custodian enters into securities lending transactions that are initiated by the Co-Managers, the Co-Managers or the Custodian shall be responsible for ensuring that the securities or other assets in the Fund are available for sale at all times. The Subadviser shall not be liable for any loss resulting from the sale by the Subadviser of a security that is not available in the Fund for settlement as a result of such securities lending transactions that are initiated by the Co-Managers. Subject to the Subadviser's applicable standard of care as set forth herein, to the extent that the Subadviser initiates any securities lending transactions, the Subadviser shall be responsible for ensuring that the securities involved in such transactions are available to settle any trades initiated by the Subadviser.
(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser's responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agents, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

A-18




(viii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a "manager-of-managers" style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(ix) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.
(x) The Subadviser has delivered to the Co-Managers a copy of Subadviser's Form ADV, Part II, as filed with the Securities and Exchange Commission (the Commission) and a copy of its Disclosure Document dated March 1, 2006, on file with the Commodity Futures Trading Commission. The Co-Managers hereby acknowledge receipt of such documents.
(b) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any such books and records in the Subadviser's possession. These books and records shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures reasonably designed to prevent violation of federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.
(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.
(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.
(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio and shall report its proxy voting record to the Co-Managers as reasonably requested by the Co-Managers to permit the Fund to comply with the requirements of Form N-PX.
(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued. Notwithstanding the foregoing, the Co-Managers acknowledge and agree that the Subadviser is not a pricing vendor for the Fund and does

A-19



not have responsibility for determining the price of any security, commodity, or other asset in the calculating the Fund's net asset value per share.
(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if, to the Subadviser's knowledge, any information in the Prospectus is (or will become) inaccurate or incomplete.
(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.
(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).
3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.
4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Such fee shall be a joint and several liability of the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
5.(a). The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, including losses resulting from the Subadviser's acts or omissions taken in reliance upon inconsistent instructions given to the Subadviser by the Co-Managers, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement , provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of

A-20



the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
6. Subject to the right of each of the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public, personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Co-Managers shall promptly notify the Subadviser of the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.
8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 840 Newport Center Drive, Newport Beach, California 92660, Attention to the Chief Legal Officer, Copy to Stephen Beaumont, Executive Vice President.
9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.
11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

A-21




12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
13. This Agreement shall be governed by the laws of the State of New York.
14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

A-22




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By:
____________________________
_

Name:
______________________
_______

Titl
e:
______________________________






AMERICAN SKANDIA INVESTMENT SERVICES, INC.
By:
________________________
______
Name
:
________________________
______
Titl
e:
________________________
______


DREMAN VALUE MANAGEMENT LLC

By:
            ______________
________

Name
:
__________________________
___

Titl
e:
___________________________
___








A-23





SCHEDULE A
AMERICAN SKANDIA TRUST

AST Large-Cap Value Portfolio
As compensation for services provided by Dreman Value Management LLC (Dreman), Prudential Investments LLC and American Skandia Investment Services, Inc. will pay Dreman an advisory fee on the net assets managed by Dreman that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Large-Cap Value Portfolio
0.30% of average daily net assets
to $250 million; 0.25% of average
daily net assets from $250 million
to $500 million; and 0.20% of
average daily net assets over $500
million.





Dated as of March 20, 2006.

A-24




EXHIBIT B
MANAGEMENT OF THE TRUST
The Managers
Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut 06484, serve as the Trust's Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act. The Management Agreement was last approved by the Trustees of the Company, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 8, 2005.
Terms of the Management Agreement
Pursuant to the Management Agreement, PI and ASISI are subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, PI and ASISI manage both the investment operations of the Trust and the composition of the Trust's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.
The Managers review the performance of all subadvisers engaged for the Trust, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Managers are obligated to keep certain books and records of the Portfolios. The Managers also administer the Trust's business affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust's custodian, and PFPC, Inc., the Trust's transfer and dividend disbursing agent. The management services of the Managers for the Trust are not exclusive under the terms of the Management Agreement, and the Managers are free to, and do, render management services to others.
The Managers have authorized any of their Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Managers under the Management Agreement may be furnished by any such Trustees, officers or employees of the Managers.
In connection with its management of the business affairs of the Trust, the Managers bear the following expenses:
(a) the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust's subadvisers;
(b) all expenses incurred by the Managers or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and
(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Managers and each subadviser.


B-1




For its services, the Trust compensates the Manager as follows:

Fund
Fee, as a percentage of
average daily net
assets
Aggregate fees for the
year ended December 31,
2005
AST Small-Cap Value
Portfolio
..90%
$8,830,429
AST Large-Cap Value
Portfolio
..75%
$5,079,320
AST High Yield Portfolio
..75%
$4,702,052
PI has voluntarily agreed to certain fee waivers and/or subsidies as described herein. For the AST High Yield Portfolio, PI has agreed to waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 0.87% for the period July 1, 2005 through December 31, 2005 and to 0.90% for the period January 1, 2006 through June 30, 2006. For AST Large-Cap Value Portfolio, PI has agreed to waive 0.05% of the management fee on assets over $1 billion for the period July 1, 2005 through June 30, 2006. For AST Small-Cap Value Portfolio, PI has agreed to limit portfolio expenses to 1.30% of total assets and waive 0.05% of the management fee on assets over $1 billion for the period July 1, 2005 through June 30, 2006. These arrangements may be discontinued or otherwise modified after June 30, 2006.
Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Managers,
(b) the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying Trust shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.
The Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Trust, upon not more than 60 days' nor less than 30 days' written notice to the Trust. Information About PI and ASISI
PI and ASISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a major, diversified insurance and financial services company. Prudential Financial's address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.
PI manages or co-manages the following investment companies, in addition to the
Trust:

B-2




Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI co-manages the Strategic Partners Mutual Funds, in addition to the Trust. Directors and Officers of PI and ASISI
The business and other connections of the directors and principal executive officers of PI and ASISI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name
Position with PI and
ASISI
Principal Occupations
Deborah A.
Docs
Vice President and
Secretary

Vice President and Corporate
Counsel (since January 2001) of
Prudential; Vice President (since
December 1996) and Assistant
Secretary (since March 1999) of
PI; formerly Vice President and
Assistant Secretary (May 2003-June
2005) of American Skandia
Investment Services, Inc.

Robert F.
Gunia
Executive Vice President
and Chief Administrative
Officer
President (since April 1999) of
Prudential Investment
Management Services LLC (PIMS);
Director,
Executive Vice President and Chief
Administrative
Officer (since May 2003) of
American Skandia
Investment Services, Inc, American
Skandia Advisory
Services, Inc., and American
Skandia Fund Services,
Inc.; Executive Vice President
(since March 1999) of
Prudential Mutual Fund Services
LLC; formerly Senior
Vice President (March 1987-May
1999) of Prudential
Securities Incorporated
(Prudential Securities); Vice
President and Director (since May
1989) and Treasurer
(since 1999) of the Asia Pacific
Fund, Inc.



B-3





David R.
Odenath, Jr.
Executive Vice President
President of Prudential Annuities
(since August 2002); Executive
Vice President (since May 2003) of
American Skandia Investment
Services, Inc; Chief Executive
Officer and Director (since May
2003) of American Skandia Life
Assurance Corporation, American
Skandia Information Services and
Technology Corporation and Skandia
U.S. Inc.; President, Chief
Executive Officer and Director
(since May 2003) of American
Skandia Marketing, Inc.; Formerly
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (1999-2003)
of PI; Senior Vice President
(since June 1999) of Prudential;
formerly Senior Vice President
(August 1993-May 1999) of
PaineWebber Group, Inc.

Kevin B.
Osborn
Executive Vice President
Executive Vice President, PI;
Executive Vice President and
Director of American Skandia
Investment Services, Inc. and
Executive Vice President and
Director of American Skandia
Advisory Services, Inc.

Stephen
Pelletier
Executive Vice President
Executive Vice President, PI.

Kathryn Quirk

Executive Vice President
and Chief Legal Officer
Vice President and Corporate
Counsel (since
September 2004) of Prudential;
Executive Vice President, Chief
Legal Officer and Secretary
(since July 2005) of Prudential
Investments LLC and Prudential
Mutual Fund Services LLC; formerly
Managing Director, General
Counsel, Chief Compliance Officer,
Chief Risk Officer
and Corporate Secretary (1997-
2002) of Zurich
Scudder Investments, Inc.

Judy A. Rice
Officer-in-Charge,
President, Chief
Executive Officer and
Chief Operating Officer
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer, PI; Officer-in-
Charge, Director, President, Chief
Executive Officer and Chief
Operating Officer of American
Skandia Investment Services, Inc.;
Officer-in-Charge, Director,
President and Chief Executive
Officer of American Skandia Fund
Services, Inc.; Officer-in-Charge,
Director, President, Chief
Executive Officer and Chief
Operating Officer of American
Skandia Advisory Services, Inc.
Jonathan Shain
Vice President and
Assistant Secretary
Vice President and Corporate
Counsel (since August 1998) of
Prudential; Vice President and
Assistant Secretary (since May
2003) of American Skandia
Investment Services, Inc. and
American Skandia Fund Services,
Inc.
Lee D.
Augsburger
Chief Compliance Officer
Since 2004

Senior Vice President and Chief
Compliance Officer (since April
2003) of PI; Vice President (since
November 2000) and Chief
Compliance Officer (since October
2000) of Prudential Investment
Management, Inc.; Chief Compliance
Officer and Senior Vice
President (since May 2003) of
American Skandia Investment
Services, Inc.
The Administrator and Transfer Agent
The Trust's administrator and transfer agent is PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp. PFPC, Inc. provides

B-4



customary transfer agency services to each Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PFPC, Inc. receives a monthly fee of $1,500 per Portfolio and a $0.20 fee for certain accounts for anti-money laundering services, and a $2.25 customer identification fee per certain new customers. PFPC, Inc. is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communications expenses and other costs.
Distribution
Prudential Investment Management Services LLC (PIMS) and American Skandia Marketing, Inc. (ASM), wholly owned subsidiaries of Prudential Financial, Inc. act as the principal underwriters of the Trust by distributing Trust shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. ASM is a corporation organized under Maryland law. PIMS and ASM are registered broker dealers under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' and ASM's principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Trust's Portfolio shares do not carry any sales load, no part of any sales load is paid to PIMS or to ASM for their distribution services to the Trust.


B-5




Brokerage
As of December 31, 2005, the Portfolios paid commissions to affiliated broker-dealers as follows:

Fund
Prudential Equity/Wachovia
Securities LLC (or
affiliates)
Other Affiliated Broker-
Dealers
AST High Yield Portfolio
none
none
AST Large-Cap Value
Portfolio
$3,210 (1.01% of total
commission) (0.18% of
total dollar amount of
transactions)
none
AST Small-Cap Value
Portfolio
$3,888 (.25% of total
commissions) (.20% of
total dollar amount of
transactions)
none

Information about the AST High Yield Portfolio's Other Subadvisers and Subadvisory Agreements

PIMCO has joined GSAM as a subadviser to the AST High Yield Portfolio. The current subadvisory agreement with GSAM provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets. In 2005, the Managers, which compensate the subadvisers, paid $1,883,828 to GSAM pursuant to the subadvisory agreement pertaining to the AST High Yield Portfolio. The Managers made no other material payments to GSAM, or any affiliate thereof, in that year. The subadvisory agreement with GSAM was approved by the Board without shareholder approval pursuant to the Manager of
Managers Order.

Information about the AST Large-Cap Value Portfolio's Other Subadvisers and Subadvisory Agreements

Dreman has joined Hotchkis & Wiley and J.P. Morgan as a subadviser of the AST Large-Cap Value Portfolio. The current subadvisory agreement with Hotchkis & Wiley provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets. The current subadvisory agreement with J.P. Morgan provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets up to $250 million, 0.25% of average daily net allocated assets over $250 million. In 2005, the Managers, which compensate the subadvisers, paid $1,798,663 to Hotchkis & Wiley and $27,245 to JP Morgan pursuant to the respective subadvisory agreements pertaining to the AST Large-Cap Value Portfolio. The Managers made no other material payments to Hotchkis & Wiley, or any affiliate thereof, in that year. The subadvisory agreement with Hotchkis & Wiley was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

Information about the AST Small-Cap Value Portfolio's Other Subadvisers and Subadvisory Agreements

Dreman has joined SaBAM, J.P. Morgan, Lee Munder and Integrity as a subadviser of the AST Small-Cap Value Portfolio. The current subadvisory agreement with SaBAM provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $12,927 to SaBAM pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to SaBAM, or any affiliate thereof, in that year. The subadvisory agreement with SaBAM was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with J.P. Morgan provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $2,855,089 to J.P. Morgan pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to J.P.Morgan, or any affiliate thereof, in that year. The subadvisory agreement with J.P. Morgan was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with Lee Munder provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $581,111 to Lee Munder pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments

B-6



to Lee Munder, or any affiliate thereof, in that year. The subadvisory agreement with Lee Munder was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with Integrity provides that the subadviser will be compensated at a rate equal to 0.50% of average daily net allocated assets up to and including $150 million, plus 0.45% of average daily net allocated assets exceeding $150 million. In 2005, the Managers paid $594,385 to Integrity pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to Intergrity, or any affiliate thereof, in that year. The subadvisory agreement with Integrity was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.


B-7




EXHIBIT C
OTHER FUNDS MANAGED BY PIMCO

The following table sets forth information relating to the other registered investment company portfolios for which PIMCO acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST T. Rowe Price High Yield Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 3/31/05
PIMCO Funds Variable
Insurance Trust High Yield
Portfolio
0.25%
$ 471,722,759
PIMCO Funds High Yield Fund
0.25 %
$ 6,550,400,153
SP PIMCO High Yield
Portfolio
0.25%
$ 310,576,640
AXA Premier VIP High Yield
Portfolio
0.25%
$917,114,9888
ING PIMCO High Yield
Portfolio
0.25%
$757,319,917

MANAGEMENT PIMCO
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of PIMCO.
Name and Address*
Position with
and Principal Occupation
Tammy J. Arnold
Managing Director
William R. Benz,II
Managing Director
Wendy W. Cupps
Managing Director
Brent R. Harris
Managing Director
James M. Keller
Managing Director
Raymond G. Kennedy
Managing Director
John S. Loftus
Managing Director
Sudesh N. Mariappa
Managing Director
Joseph McDevitt
Managing Director
James F. Muzzy
Managing Director
Mohan V. Phansalkar
Managing Director
Ernest L. Schmider
Managing Director
Richard M. Weil
Managing Director
Changhong Zhu
Managing Director

*The address of each person is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


C-1




OTHER FUNDS MANAGED BY DREMAN
The following table sets forth information relating to the other registered investment company portfolios for which Dreman acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Small-Cap Value Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 3/31/06
Dreman Contrarian Small Cap
Value Fund
..75%
$5.0 million
DWS Scudder-Dreman Small
Cap Value Fund
..375 % on first $250
million
..34% thereafter
$1.2 billion
SVS II DWS Scudder-Dreman
Small Cap
Value Fund
..375%
$646 million
Travelers Series Small Cap
Value Portfolio
..60%
$4.2 million
The following table sets forth information relating to the other registered investment company portfolios for which Dreman acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Large-Cap Value Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 3/31/06
Dreman Contrarian Large Cap
Value Fund
..75%
$6.7 million
Counsel Select America
0.75% on first $10
million
0.50% on next $15
million
0.25% on next $175
million
0.20% all assets over
$200 million

$162.5 million
Keystone Dreman US Value
Fund
0.55% on first $37.5
million
0.40% on next
$37.5million
0.35% on next $75
million
0.30% on next $150
million
0.25% all assets over
$300 million
$18.7 million
OFI Select Dreman US Equity
Fund
..60%
$52.1 million
DWS Scudder-Dreman High
Return Equity Fund
0.24% on first
$250 million
0.23% on next $750
million
0.224% on next $1.5
billion
0.218% on next $2.5
billion
0.208% on next $2.5
billion
0.205% on next $2.5
billion
0.202% on next $2.5
billion
0.198% thereafter
$7.6 billion
DWS Scudder-Dreman High
Return Equity Fund VIP
..3375%
$924 million



C-2




MANAGEMENT OF DREMAN
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Dreman.

Name and Address*
Position with Dreman Value Management LLC and Principal Occupation
David N. Dreman
Chairman and Chief Investment Officer
Thomas Littauer
President
Nelson Woodard
Managing Director & Senior Portfolio Manager
F. James Hutchinson
Executive Vice President
Lee Delaporte
Managing Director & Director of Research

*The address of each person is Dreman Value Management LLC, c/o Contrarian Services Corp., Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.
** The Management Committee is comprised of David Dreman, Thomas Littauer, Nelson Woodard, F.James Hutchinson and Lee Delaporte.

C-3




EXHIBIT D

SHAREHOLDER INFORMATION

As of May 26, 2006 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of the Funds.

As of May 26, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of any class of the Funds were as follows:

AST Small-Cap Value Portfolio

Name
Address
Class
Total Shares
Outstanding
Shares Owned/%
Prudential
Financial,
Separate
Account B
213 Washington Street 7
th Floor, Newark, NJ
07102
I
69,069,507.691
62,177,
247.963 /
90.02%


AST Large-Cap Value Portfolio

Name
Address
Class
Total Shares
Outstanding
Shares Owned/%
Prudential
Financial,
Separate
Account B
213 Washington Street
7 th Fl, Newark, NJ
07102
I
77,203,011.685
36,918,505.350/47.
82%
American
Skandia Trust/
AST Capital
Growth Asset
Allocation
Portfolio.
Gateway Center Three,
10o Mulberry Street,
Newark, NJ 07102
I
77,203,011.685
19,118,185.285/24.
76%
American
Skandia
Trust/AST
Balanced Asset
Allocation
Portfolio,
Gateway Center Three,
100 Mulberry Street,
Newark, NJ 07102
I
77,203,011.685
12,736,988.973/16.
50%


AST High Yield Portfolio
Name
Address
Class
Total Shares
Outstanding
Shares Owned/%
Prudential
Financial,
Separate
Account B
213 Washington Street
7 th Fl, Newark, NJ
07102
I
72,387,707.967
62,655,652.934/86.
56%
American
Skandia
Trust/AST
Balanced Asset
Allocation
Portfolio
Gateway Center Three,
100 Mulberry Street,
Newark, NJ 07102
I
72,387,707.967
3,615,408.768/5.0%



D-1